SCOUT
KANSAS
TAX-EXEMPT
BOND FUND


A no-load mutual fund
that seeks current income
exempt from regular federal
income tax and Kansas state
personal income taxes by
investing in municipal
bonds or debt instruments.


Annual Report
June 30, 1998

TO THE SHAREHOLDERS

Scout Kansas Tax-Exempt Bond Fund's share price was $9.94 for the quarter ended June 30, 1998, and investors earned a total return (price change and reinvested distributions) of 0.96% for the quarter. The share price remained fixed during the quarter and our goal is to keep this value constant over time as we look for credits that can add value to the Fund without compromising the safety of your investment. The Fund seeks current income exempt from regular federal income tax and Kansas state personal income taxes.

On April 1, 1998, the assets of UMB's Kansas Common Tax-Exempt Bond Fund were merged into the mutual fund, increasing the Fund's market value to approximately $6 million as of June 30, 1998. The increased asset size has allowed us to purchase bonds in larger block sizes and capture greater yields.

The competitive and negotiated municipal bond new-issue calendar was very active during the quarter. Municipalities traditionally borrow during the second quarter of the calendar year so they will have funds to complete projects during the summer months.

The refunding of outstanding bonds also has been active since the 30-year Treasury bond has been in the 5.50% to 5.75% range and the municipalities are able to realize a cost savings. We expect the supply of Kansas municipal bonds to be constant over the next three months as issuers take advantage of low market rates.

The Fund has added several new general obligation municipal bonds to its holdings: Bonner Springs temporary notes, City of Derby, Miami County Unified School District 367 (Osawatomie), Riley County Unified School District 383 (Manhattan), and a revenue bond for the City of Wellington's Electric, Waterworks and Sewage Utility needs.

The yields on municipal bonds have held constant during the quarter and are cheap in relation to the comparable U.S. Treasury maturity. The Kansas municipal market remains attractive to those investors in the 28% Federal tax bracket and above.

We appreciate your participation in Scout Kansas Tax-Exempt Bond Fund. Please feel free to call us if you have any questions regarding your investments.

Sincerely,

/s/M. Kathryn Gellings
M. Kathryn Gellings

/s/Rex W. Matlack
Rex W. Matlack
UMB Investment Advisors

CHART - FUND DIVERSIFICATION
Kansas  96.6%
Other    3.4%

CHART - COMPARATIVE RATES OF RETURN
as of June 30, 1998
                                        Month   Quarter Inception
Scout Kansas Tax-Exempt Bond Fund	0.24%	0.96%	0.62%
Lehman Brothers 5-Year Municipals*	0.34%	1.12%	N.A.

Inception - February 23, 1998.
Performance data contained in this report are for past periods only. Past performance is not predictive of future performance.
Investment return and share value will fluctuate, and redemption value may be more or less than the original cost.
*Unmanaged index of stocks, bonds or mutual funds (there are no direct investments or fees in these indices).

Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC"). These shares involve investment risks, including the possible loss of the principal invested.


FINANCIAL STATEMENTS
Statement of Net Assets
June 30, 1998

        Face                                                            Market
        Amount   Description                                            Value
KANSAS
$       100,000  Atchison Kansas, Water & Sewer Rev.,
                        4.35%, due September 1, 1998               $   100,119
        115,000  Bonner Springs Kansas, Series A,
                        4.125%, due October 1, 1999                    115,246
        250,000  Cloud County Kansas, Unified School District 333,
                        5.10%, due September 1, 2004                   259,688
         25,000  Derby Kansas G.O., Series A,
                        4.65%, due June 1, 2009                         25,156
        100,000  Douglas County Kansas, Unified School District 497,
                        4.50%, due September 1, 2002                   101,000
         10,000  Ellsworth Kansas, Public Building Rev., 4
                        .50%, due June 1, 2005                           9,962
         20,000  Ellsworth Kansas, Public Building Rev.,
                        4.70%, due June 1, 2007                         19,925
          5,000  Eudora Kansas, Water & Sewer Rev.,
                        3.90% due October 1, 1999                        4,994
        100,000  Johnson County Kansas, Series A,
                        4.80%, due September 1, 1998                   100,194
        100,000  Johnson County Kansas, Series A,
                        5.10%, due September 1, 2000                   102,375
        100,000  Johnson County Kansas, Unified School District 229,
                        Series A,
                        5.20%, due October 1, 2003                     104,750
        100,000  Johnson County Kansas, Unified School District 229,
                        Series A,
                        5.50%, due October 1, 2005                     105,500
         50,000  Johnson County Kansas, Unified School District 229,
                        Series A,
                        5.125%, due October 1, 2006                     52,563
         25,000  Johnson County Kansas, Unified School District 231,
                        Refinance & Improvement, Series A,
			5.25%, due October 1, 2002 			26,094
        300,000  Johnson County Kansas, Unified School District 231,
                        Refinance & Improvement, Series A,
                        5.10%, due October 1, 2004                     312,000
          5,000  Johnson County Kansas, Unified School District 231,
                        Refinance & Improvement, Series A,
                        4.35%, due October 1, 2005                       5,012
          5,000  Johnson County Kansas, Unified School District 512
                        (Shawnee Mission) Series C,
                        6.00%, due October 1, 2007                       5,106
        100,000  Johnson County Kansas, Unified School District 512,
                        5.00%, due October 1, 2009                     103,125
          5,000  Junction City Kansas, Water & Sewer Rev.,
                        Series A,
                        4.50%, due September 1, 2003                     5,056
         10,000  Kansas City Kansas, Series A,
                        3.80%, due July 31, 1998                        10,000
          5,000  Kansas City Kansas, Series A,
                        5.625%, due September 1, 2009                    5,319
        200,000  Kansas State Dept. of Transportation
                        Highway Rev.,
                        4.25%, due September 1, 2001                   201,250
          5,000  Kansas State Dept. of Transportation
                        Highway Rev.,
                        4.80%, due March 1, 2002                         5,119
        200,000  Kansas State Dept. of Transportation
                        Highway Rev.,
                        5.10%, due March 1, 2005                       208,750
         50,000  Kansas State Dev. Finance Auth.,
                        Board of Regents Rev.,
                        4.70%, due March 1, 2002                        50,625
        100,000  Kansas State Dev. Finance Auth.,
                        Board of Regents Rev.,
                        4.80%, due March 1, 2003                       101,250
        100,000  Kansas State Dev. Finance Auth.,
                        Board of Regents Rev.,
                        4.875%, due March 1, 2004                      100,750
          5,000  Kansas State Dev. Finance Auth.,
                        Comprehensive Rehab. Project Rev.,
                        4.60%, due October 1, 2002                       5,100
        250,000  Kansas State Dev. Finance Auth.,
                        Skills Program Rev.,
                        5.30%, due June 1, 2000                        255,635
          5,000  Kansas State Highway Rev., Series A,
                        4.50%, due July, 1, 2003                         5,075
          5,000  Kansas State Turnpike Auth.,
                        4.50%, due September 1, 2000                     5,050
         75,000  Lawrence Kansas,
                        5.10%, due September 1, 2001                    76,031
        150,000  Lawrence Kansas, Series P,
                        5.20%, due September 1, 2002                   153,375
        275,000  Leawood Kansas, Series A,
                        4.90%, due September 1, 2001                   282,219
          5,000  Leawood Kansas, Series A,
                        5.00%, due September 1, 2002                     5,138
        100,000  Leawood Kansas,
                        4.35%, due September 1, 2004                   100,375
        100,000  Miami County Kansas, Unified School District 367,
                        4.35%, due September 1, 2005                   100,000
        100,000  Overland Park Kansas,
                        6.45%, due September 1, 1999                   100,412
        200,000  Overland Park Kansas, Internal Improvements,
                        4.20%, due September 1, 2002                   201,000
          5,000  Overland Park Kansas, Series B,
                        5.20%, due September 1, 2002                     5,162
        100,000  Prairie Village Kansas, Series B,
                        5.10%, due September 1, 2005                   102,375
          5,000  Riley County Kansas, Series A,
                        4.35%, due September 1, 2007                     4,981
         35,000  Riley County Kansas, Unified School District 383,
                        5.00%, due November 1, 1998                     35,162
          5,000  Riley County Kansas, Unified School District 383,
                        4.70%, due November 1, 2003                      5,131
          5,000  Sedgwick County Kansas, Series B,
                        4.20%, due August 1, 1999                        5,028
        300,000  Sedgwick County Kansas, Series A,
                        5.00%, due August 1, 2002                      307,500
          5,000  Sedgwick County Kansas, Unified School District 260,
                        4.60%, due October 1, 2010                       4,975
        200,000  Sedgwick County Kansas, Unified School District 263,
                        5.30%, due September 1, 2003                   210,250
        340,000  Sedgwick County Kansas, Unified School District 265,
                        5.40%, due October 1, 2005                     359,975
        180,000  Shawnee County Kansas, Series C,
                        5.30%, due September 1, 2001                   186,525
        200,000  Shawnee County Kansas, Series A,
                        4.30%, due December 1, 2004                    199,750
        145,000  Topeka Kansas, Series C,
                        5.00%, due August 15, 2000                     148,081
          5,000  Topeka Kansas, Series A,
                        5.25%, due August 15, 2011                       5,144
         50,000  Topeka Kansas, Water Works Improvement & Rev.,
                        4.30%, due August 1, 2007                       49,250
         30,000  Wellington Kansas, Electric Water Works &
                        Sewer Utility Rev.,
                        4.60%, due May 1, 2007                          30,300
        100,000  Wichita Kansas, Series A,
                        5.35%, due September 1, 1998                   100,271
         75,000  Wichita Kansas, Series 724,
                        6.10%, due September 1, 1999                    75,661
         75,000  Wichita Kansas, Series 728,
                        5.50%, due September 1, 2001                    77,250
        300,000  Wyandotte County Kansas,
                        Unified School District 204,
                        5.20%, due September 1, 2004                   307,875
                                                                     5,750,984
NEW JERSEY
	200,000	New Jersey Economic Dev. Auth.,
                        Industrial Rev. (Toys R Us),
                        Var. Rate, due April 1, 2019                   200,000
TOTAL INVESTMENTS (Cost $5,820,121) - 98.59%                       $ 5,950,984

Other assets less liabilities -  1.41%                                  84,973
TOTAL NET ASSETS - 100.00%
      (equivalent to $9.94 per share;
      10,000,000 shares of $1.00 par value
      capital shares authorized;
      607,234 shares outstanding)                                  $ 6,035,957


For federal income tax purposes, the identified cost of investments owned at June 30, 1998 was $5,820,121.
Net unrealized appreciation for federal income tax purposes was $130,864, which is comprised of unrealized appreciation of $131,914 and unrealized depreciation of $1,050.

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 1998

ASSETS:
  Investment securities, at market value
    (identified cost $5,820,121)                                   $ 5,950,984
  Cash                                                                   2,827
  Interest receivable                                                   82,146
    Total assets                                                     6,035,957
NET ASSETS                                                         $ 6,035,957

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                      $ 5,905,093
  Net unrealized appreciation on investments                           130,864
NET ASSETS APPLICABLE TO OUTSTANDING SHARES                        $ 6,035,957

Capital shares, $1.00 par value
  Authorized                                                        10,000,000
  Outstanding                                                          607,234

NET ASSET VALUE PER SHARE                                          $      9.94

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Operations
For the Period January 13, 1998 (Capitalization) to June 30, 1998
INVESTMENT INCOME:
  Income:
    Interest                                                       $    68,845

  Expenses:
    Management fees                                                      7,129
      Net investment income                                             61,716

UNREALIZED GAIN ON INVESTMENTS:
  Increase in net unrealized appreciation of investments               130,864
    Net unrealized gain on investments                                 130,864
    Net increase in net assets resulting from operations            $  192,580

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS
Statement of Changes in Net Assets

For the Period January 13, 1998 (Capitalization) to June 30, 1998
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                             $   61,716
  Increase in net unrealized appreciation of investments               130,864
    Net increase in net assets resulting from operations               192,580

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                                                (61,716)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 638,344 shares sold                                  6,213,178
  Net asset value of 200 shares issued for reinvestment of
   distributions                                                         1,986
                                                                     6,215,164
  Cost of 31,310 shares redeemed                                      (310,071)
    Net increase in net assets from capital share transactions       5,905,093
      Net increase in net assets                                     6,035,957

NET ASSETS:
  Beginning of period                                                     -
  End of period                                                   $  6,035,957

*Distributions to shareholders:
   Income dividends per share                                     $       0.13


See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -
The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Debt securities (other than short-term obligations), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Investment income is recorded daily and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the period ended June 30, 1998 (excluding short-term securities), were as follows:
                                                        Other than
                                U.S. Government         U.S. Government
                                Securities              Securities
Purchases                       $ 4,900,001             $    -
Proceeds from sales               4,024,585                  -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment adviser and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .50 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. subsequent event - Subsequent to the Fund's year-end, the Fund name will change to UMB Scout Kansas Tax-Exempt Bond Fund, Inc.

5. MERGER - On April 2, 1998, the assets of the UMB Common Kansas Tax-Exempt Fund were merged into the Scout Kansas Tax-Exempt Bond Fund, Inc. This merger resulted in an increase in net assets of $5,250,731 and an increase in outstanding shares of 527,405.


FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                                             February 23, 1998
                                                                   to
                                                             June 30, 1998*
Net asset value, beginning of period                            $ 10.00
  Income from investment operations:
    Net investment income                                          0.13
    Net realized and unrealized loss on securities               (0.06)
  Total from investment operations                                 0.07
  Distributions from:
    Net investment income                                        (0.13)
Net asset value, end of period                                   $ 9.94
Total return                                                         2%

Ratios/Supplemental Data
Net assets, end of year (in millions)                            $    6
Ratio of expenses to average net assets                           0.50%
Ratio of net investment income to average net assets              4.33%
Portfolio turnover rate                                              4%

*The Fund was capitalized on January 13, 1998 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share.
Ratios for this initial period of operation are annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of Scout Kansas Tax-Exempt Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout Kansas Tax-Exempt Bond Fund, Inc., including the statement of net assets, as of June 30, 1998, and the related statement of operations, statement of changes in net assets and the financial highlights for the period indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1998, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout Kansas Tax-Exempt Bond Fund, Inc. as of June 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the period indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 24, 1998


This report has been prepared for the information of the Shareholders of Scout Kansas Tax-Exempt Bond Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.



BOARD OF DIRECTORS
AND OFFICERS

Board of Directors
 Larry D. Armel
 William E. Hoffman, D.D.S.
 Eric T. Jager
 Stephen F. Rose
 Stuart Wien

Officers
 Larry D. Armel, President
 P. Bradley Adams, Vice President & Treasurer
 Martin A. Cramer, Vice President & Secretary
 Constance E. Martin, Vice President

Investment Counsel
 UMB Bank, n.a., Kansas City, Missouri

Auditors
 Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
 Stradley, Ronon, Stevens & Young,
 Philadelphia, Pennsylvania

Custodian
 UMB Bank, n.a., Kansas City, Missouri

SCOUT FUNDS
P.O. Box 410498
Kansas City, MO 64141-0498
TOLL-FREE (800) 996-2862
www.umb.com

Underwriter & Distributor: Jones & Babson, Inc., Kansas City, Missouri


JB154B                          8/98